PHL VARIABLE INSURANCE COMPANY

PHL Variable Accumulation Account	PHLVIC Variable Universal Life Account
The Big Edge Choice®	Phoenix Benefit Choice VUL®
Phoenix Spectrum Edge®	Phoenix Joint Edge® VUL*
Phoenix Spectrum Edge®+
Phoenix Dimensions ®

SUPPLEMENT DATED FEBRUARY 11, 2014

TO THE

PROSPECTUS DATED APRIL 30, 2012*, as previously supplemented

Background

As PHL Variable Insurance Company (the “Company” or “we”) previously disclosed to you by prospectus supplement, we have determined that the Company’s previously issued audited financial statements for the years ended December 31, 2011, 2010 and 2009, which were incorporated by reference into the April 30, 2012 prospectus**, and the unaudited financial statements for the quarterly periods ended June 30, 2012, March 31, 2012, September 30, 2011, June 30, 2011, and March 31, 2011, prepared on the basis of U.S. Generally Accepted Accounting Principles (“GAAP”) should no longer be relied upon and should be restated because of certain errors in those financial statements.

As a result of the GAAP restatement, the Company has been unable to update its registration statements for products offered under the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), with the Company’s current GAAP financial information and related disclosure. The Company has not sold to any new contract owners any SEC-registered annuity and life insurance contracts since the GAAP restatement process was announced by the Company. Contract owners at that time, however, have been permitted to exercise rights provided by their then existing contracts, including the right to make additional premium payments into these SEC-registered annuity and life insurance contracts.

In May, 2013 contract owners were mailed the audited financial statements for the year ended December 31, 2012 for the separate account(s) in which their contract values were invested, as those financial statements are not affected by the Company’s GAAP restatement process.

As of May 1, 2013, the Market Value Adjusted Guaranteed Interest Account (“MVA Option”) was not available for any new investment after that date by new contract owners. If an existing contract owner has cash value invested in the MVA Option and the guarantee period expires, that existing contract owner must reallocate the value to the then available variable investment options or the Guaranteed Interest Account (“GIA”). If the existing contract owner fails to make this allocation within fifteen (15) days following the end of the guarantee period, the Company will then allocate that value to the GIA and seek further allocation instructions from the existing contract owner. The MVA Option and the GIA are not considered to be variable investment options under the Investment Company Act.

Discussions with SEC staff regarding failure to timely file Forms 10-Q and 10-K under the Securities Exchange Act of 1934

The Phoenix Companies, Inc. (“PNX”), the indirect parent company of the Company, and the Company have engaged in discussions with the staff of the Securities and Exchange Commission (the “SEC”) regarding the restatement of their respective financial statements prepared in accordance with GAAP, their failure to timely file periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including their respective third quarter 2012 Forms 10-Q and 2012 Forms 10-K (the “Delayed 2012 SEC Reports”) and their respective first, second and third quarter 2013 Forms 10-Q (the “Delayed 2013 SEC Reports”), and their announced inability to file their respective 2013 Forms 10-K and one or more of their respective 2014 Forms 10-Q on a timely basis. The Company does not have any obligation to file periodic and other reports pursuant to Section 15 (d) of the Exchange Act (for example, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) in connection with its variable insurance products.

The staff has indicated to PNX’s and the Company’s legal counsel that it intends to recommend to the Commissioners of the SEC that enforcement actions be taken with regard to PNX’s and the Company’s failure to file, on a timely basis, the Delayed 2012 SEC Reports and the Delayed 2013 SEC Reports. The staff and PNX and the Company have preliminarily agreed to an outline of the terms of a proposed settlement pursuant to which PNX and the Company would agree to the issuance of an Administrative Cease and Desist Order finding violations of provisions of the Exchange Act that require PNX and the Company to file periodic reports with the SEC on an established timetable and imposing certain civil monetary penalties. In connection with the proposed settlement, PNX and the Company would undertake to meet certain filing deadlines with respect to their respective 2012 Forms 10-K and their respective 2013 Forms 10-K, the Delayed 2012 SEC Reports and Delayed 2013 SEC Reports. The SEC has a broad range of potential actions that may be taken against

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PNX and the Company for late filings in addition to the ones noted above, including suspension of trading in PNX securities and deregistration of PNX and the Company under the Exchange Act.

The proposed settlement is subject to Commission approval and there can be no certainty that the Commissioners will approve the recommendation of the staff. The staff has indicated that the matter remains subject to further investigation and potential regulatory action.

Restatement Update and Reliance on Statutory Financial Results

The Company has announced that it will not be able to timely file with the SEC its 2013 Annual Report on Form 10-K and may not be able to timely file one or more of its quarterly reports on Form 10-Q for the first, second and third quarters of 2014.

As a result of the GAAP financial statement restatement, certain errors have been found in our financial statements prepared in accordance with Statements of Statutory Accounting Principles (“STAT”) filed with the applicable state insurance regulators. The errors were corrected in subsequent filings with the applicable state insurance regulators. These errors, along with additional errors that may be identified, may materially and adversely impact the 2012 and 2013 unaudited STAT financial statements that have been previously made publicly available by the Company. As a result, the 2012 audited annual STAT financial statements, when completed, may vary from the 2012 unaudited annual STAT results and may result in a decrease in risk based capital. The Company does not believe that the state insurance regulators will deem it necessary to adjust its historical unaudited STAT financial statement filings with the applicable state insurance regulators.

The Company reported a statutory surplus and asset valuation reserve at September 30, 2013 of $284.4 million and its risk based capital ratio at that date was estimated to be 346%. As previously disclosed in supplements issued prior to the date of this supplement, we expect that the Company’s full year 2012 and first, second and third quarter 2013 unaudited STAT results filed with its domiciliary state insurance regulator can continue to be relied upon, after taking into consideration the $8.8 million of positive net prior period adjustments. The Company has not identified any material prior period adjustments that will be reflected in the fourth quarter 2013 statutory financial statements as a result of the GAAP restatement. Due to the differences between STAT and GAAP accounting principles, the STAT adjustments referred to above will not be the same as the adjustments made to the GAAP financial statements as a result of the restatement, and such differences will be material.

Currently, the Company expects to file its year-end 2013 unaudited statutory financial statements with insurance regulators by the February 28, 2014 filing deadline. In the fourth quarter of 2013, PNX purchased a $30.0 million surplus note from the Company and made a $45.0 capital contribution to further benefit the Company. The capital provided by PNX to the Company is intended to partially offset an anticipated net statutory reserve increase in the fourth quarter of 2013 as a result of the Company’s statutory asset adequacy analysis and to maintain adequate statutory capital.

PNX has reported in a Current Report on Form 8-K dated January 17, 2014, that it has preliminarily classified the identified errors that are to be corrected by its restatement into nine major categories. In addition to those categories, there are certain items which primarily relate to the recording of previously identified out-of-period errors that were previously determined not to be material individually or in the aggregate. PNX also disclosed in that Current Report that it is in the process of assessing its disclosure controls and procedures and internal control over financial reporting and expects to report multiple internal weaknesses in its 2012 Form 10-K. The material weaknesses are principally attributable to, and include, the following: (i) insufficient complement of personnel with a level of accounting knowledge resulting in incorrect application of certain elements of GAAP commensurate with PNX’s financial reporting requirement; and (ii) monitoring and review activities that did not operate with a level of precision to prevent or detect material errors in the financial statements. PNX then identified those material weaknesses it expects to report in internal control over financial reporting as of December 31, 2012.

The Company has reported in a Current Report on Form 8-K dated April 24, 2013 material errors in its GAAP financial statements to be corrected as part of its GAAP restatement and has disclosed that it believes it has identified multiple material weaknesses in internal control over financial reporting that will be reported in its 2012 Form 10-K. The material errors to be corrected by the GAAP restatement of the Company’s financial statements and weaknesses in control over financial reporting expected to be so reported may not be the same as those reported by PNX, as they may not be applicable to the Company or material to the Company and there may be material errors corrected and material weaknesses reported that are different from those reported by PNX.

The ongoing restatement process and continued delay in filing periodic reports with the SEC could result in various regulatory bodies conducting examinations or investigations and/or making other inquiries concerning our compliance with applicable laws and regulations, which may increase our compliance costs and the potential for regulatory investigations or proceedings or other claims. Any existing or future litigation, investigations, proceedings or claims that we are or could become involved in, or become the subject of, could have a material adverse effect on our financial condition, liquidity or financial statements.

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The Company has previously announced that until it completes its restatement, becomes current in its SEC reporting requirements and has filed with the SEC new registration statements or amendments to its existing registration statements covering its products to include required financial information, it will continue to not issue any new SEC-registered life insurance and annuity contracts. In addition, until the Company completes its restatement process, and becomes current in its SEC reporting requirements, there will be ongoing uncertainty regarding our ability to continue to accept premiums, or to process certain other investment transaction requests, associated with the outstanding SEC-registered annuity and life contracts and in such event, these actions may have a material adverse impact on our future revenues, our competitive position and consumer perception of our products, and our retention of existing contracts, and may result in claims related to these SEC-registered products against us, any of which could have a material adverse effect on the Company’s business and financial results. In addition, in connection with its product offerings, the Company relies on third party vendors to supply vendor-generated products. The Company’s failure to be current in its SEC filings may cause such vendors to terminate their relationships with the Company which in turn may cause the Company to terminate many of its product offerings

Litigation Update (To be read in conjunction with the Prospectus section entitled, PHL Variable-Legal Proceedings)

a. Cases Brought by Policy Investors

On July 29, 2013 Wilmington Savings Fund Society, FSB, as successor in interest to Christiana Bank & Trust Company and as trustee of 59 unnamed trusts, filed a second amended complaint against Phoenix Life Insurance Company (“PLIC”) and the Company in the United States District Court for the District of Delaware (the case was initially brought on June 5, 2012 in its original venue, the Central District of California, and had been transferred to Delaware, by order dated March 28, 2013) (C.A. No. 13-499-RGA). On August 2, 2012, Lima LS PLC, filed a complaint against PNX, PLIC, the Company, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young, and other unnamed defendants, in the United States District Court for the District of Connecticut (Case No. CV12-01122). On July 1, 2013, the defendants’ motion to dismiss the complaint was granted in part and denied in part. Thereafter, on July 31, 2013, the plaintiff served an amended complaint against the same defendants, with the exception that Mr. Edward Cassidy was dropped as a defendant.

In both cases, the plaintiffs allege that PLIC promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. PNX has reported that it believes that it has meritorious defenses against the lawsuits and intends to vigorously defend against these claims. The outcome of these litigations and any potential losses are uncertain.

b. Cost of Insurance Cases

By order dated July 12, 2013, two separate classes were certified in an action pending in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) brought by Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, against PLIC. The complaint in the Fleisher Litigation, filed on November 8, 2011, challenges two COI rate adjustments implemented by PLIC, which PLIC maintains were based on policy language permitting such adjustments. The complaint seeks damages for breach of contract. The classes certified in the court’s July 12, 2013 order are limited to holders of PLIC policies issued in New York and subject to New York law.

The Company, has been named as a defendant in four actions challenging its COI rate adjustments implemented concurrently with the PLIC adjustments. These four cases, which are not styled as class actions, have been brought against the Company by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”) and (2-4) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed March 8, 2013; collectively, the “U.S. Bank N.Y. Litigations”)); and 4: C.A. No. 1:13-cv-00368-GMS; U.S. Dist. Ct; D. Del., complaint filed on March 6, 2013; the “Delaware Litigation”). The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations have been assigned to the same judge as the Fleisher Litigation, and discovery in these four actions is being coordinated by the court; the Delaware Litigation is proceeding separately. The plaintiffs seek damages and attorneys’ fees for breach of contract and other common law and statutory claims.

Complaints to state insurance departments regarding the Company’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing the Company to take remedial action in response to complaints by a single policyholder. The Company disagrees with both states’ positions, and, on April 30, 2013, Wisconsin commenced an administrative hearing to obtain a formal ruling on its position, which is pending (OCI Case No. 13-C35362).

PNX has reported that it believes that it has meritorious defenses against all of these lawsuits and regulatory directives and intends to vigorously defend against them. The outcome of these matters is uncertain and any potential losses cannot be reasonably estimated.

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This supplement should be retained with the Prospectus and Supplements dated September 20, 2012, November 16, 2012, March 6, 2013, as revised March 20, 2013, May 1, 2013, May 24, 2013, June 6, 2013, July 3, 2013, August 20, 2013 and November 21, 2013 for future reference. If you have any questions, please contact us at 1-800-541-0171.

This supplement has not been audited by the independent auditors.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the periodic reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our reports filed with the SEC and are available on our website at www.phoenixwm.com*** under “Investor Relations.” You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this discussion, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this discussion, such statements or disclosures will be deemed to modify or supersede such statements in this discussion.

*	Phoenix Joint Edge® VUL last effective prospectus dated April 29, 2011, not supplemented September 20, 2012 and previously additionally supplemented.

**	For Phoenix Joint Edge® VUL our previously issued audited financial statements for the years ended December 31, 2010 and 2009 were incorporated by reference into the April 29, 2011 prospectus.

***	This is intended as an inactive textual reference only.

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